EXHIBIT 13.2

Certification of Chief Financial Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

I, Monique van Oord, Chief Financial Officer of Linux Gold Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.
The Annual Report on Form 20-F of Linux Gold Corp. for the year ended February 28, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Linux Gold Corp.

Richmond, BC Canada

by:    /s/ Monique van Oord

September 10, 2009

Monique van Oord
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Linux Gold Corp. and will be retained by Linux Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.